EXHIBIT 10(v)


                                    SAGEM SA
                                 6 Avenue d'lena
                          75783 Paris Cedex 16, France


                                                     March 22, 2001


To:      Aluminum-Power, Inc.
         87 Scollard Avenue
         Toronto, Canada M5R 1G4
         Attn:  Stephen Maislin

To:      Trimol Group, Inc.
         1285 Avenue of the Americas, 35th Floor
         New York, New York 10019
         Attn: Alexander Gordin

                  Re:  Assignment of Cooperation Agreement

     Sagem SA, a company existing and organized under the laws of France, hereby consents to the assignment by Aluminum-Power, Inc. to Trimol Group, Inc. all of its rights, title and interest in and to the Cooperation Agreement dated December 8, 2000, between Sagem SA and Aluminum-Power.


                                           SAGEM SA
                                           March 22nd, 2001


                                           By:  /s/ Jacques PACCARD
                                              ---------------------------------
                                           Name:         Jacques PACCARD
                                           Title:       Managing Director
                                                   Defence & Security Division